UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2015 (April 30, 2015)

United Realty Trust Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-178651	45-3770595
(Commission File Number)	(IRS Employer Identification No.)

60 Broad Street 34th floor New York, NY 10004
(Address, including zip code, of Principal Executive Offices)
(212) 388-6800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Election of Directors; Appointment of Certain Officers; Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2015, Robert Levine informed the Board of Directors (the “Board”) that he will decline to stand for re-election as a director of United Realty Trust Incorporated (the “Corporation”) at the Corporation’s Annual Meeting scheduled for June 17, 2015 (the “Annual Meeting”). He will no longer serve as a director of the Corporation following the Annual Meeting. Mr. Levine currently serves on the audit committee of the Board and the compensation committee of the Board and will remain in these capacities until he no longer serves on the Board. Mr. Levine did not decline to stand for re-election due to any disagreement relating to the Corporation.

The size of the Board will be reduced to three directors effective at the conclusion of the Annual Meeting.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2015, the Board approved an amendment and restatement of the Corporation’s Bylaws (as amended and restated, the “Bylaws”). The following is a summary of changes effected by the adoption of the amended and restated Bylaws, which is qualified in its entirety by reference to the amended and restated Bylaws filed as Exhibit 3.1 hereto. The Bylaws as now in effect are referred to herein as the amended Bylaws, and the Bylaws previously in effect are referred to herein as the former Bylaws.

ARTICLE II. MEETINGS OF STOCKHOLDERS.

Annual Meeting. The amended Bylaws state that the annual meeting be held 30 days or more after delivery of the Corporation’s annual report to its stockholders.

Special Meetings. The amended Bylaws clarify the procedures for stockholders to call a special meeting of stockholders, including addressing issues relating to (a) the number of votes entitled to be cast at an annual meeting required to call a special meeting, (b) delivery and contents of the initial notices from stockholders requesting a special meeting and (c) the fixing of the time and place for the special meeting.

Notice. The amended Bylaws (a) provide for “householding” of notices, as permitted by Maryland law and federal law, (b) provide that a minor irregularity in providing notice of a stockholders meeting will not affect the validity of the meeting, (c) clarify the business that may be conducted at the meeting pursuant to any notice and (d) clarify the power of the Corporation to postpone or cancel a meeting by making a public announcement.

Organization and Conduct. The amended Bylaws provide a list of the rules, regulations and procedures that may be established by the chairman of the meeting.

Quorum. The amended Bylaws provide that stockholders present at an annual meeting at which a quorum has been established, either in person or by proxy, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.

Voting. The amended Bylaws provide that the holders of a majority of the shares of stock of the Corporation entitled to vote who are present in person or by proxy at an annual meeting at which a quorum is present may, without the necessity for concurrence by the Board of Directors, vote to elect a director.

Voting of Stock by Certain Holders. The amended Bylaws provide for special voting procedures and rules for stock held by certain entities, including (a) stock of the Corporation registered in the name of a corporation, partnership, trust, limited liability corporation or other entity, (b) shares of stock of the Corporation directly or indirectly owned by the Corporation and (c) shares of stock registered in the name of a stockholder which are held for the account of a specified person other than the stockholder.

Inspectors. The amended Bylaws provide flexibility for the number of inspectors that may be appointed and clarify the responsibilities of the inspectors, and retain for the chairman of the meeting the responsibility for determining whether to appoint inspectors.

Advance Notice of Stockholder Nominees for Director and New Business Proposals from Stockholders. The amended Bylaws require that advance notice of stockholder proposals for nominees for director and for other business at an annual meeting of stockholders be delivered to the secretary of the Corporation not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement. The amended Bylaws also specify the information to be provided in such notice, to include (a) detailed information about the nominated directors, (b) detailed information about any proposed matter and (c) detailed information about each proponent’s ownership interests in the Corporation.

The amended Bylaws also provide advance notice and content requirements for a stockholder to call a special meeting, including (a) that notice be delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting and (b) that any notice containing incorrect information will be deemed not to be delivered.

Stockholder’s Consent in Lieu of a Meeting. The amended Bylaws permit unanimous stockholder consent via written or electronic transmission.

ARTICLE III. DIRECTORS.

Number, Tenure, Qualifications and Resignation. The amended Bylaws provide that (a) following the initial public offering of the Corporation, the Board shall have at least three directors but less than ten directors and (b) that a majority of the directors shall be Independent Directors except for a period of up to sixty (60) days after the death, removal or resignation of an Independent Director.

Annual and Regular Meetings. The amended Bylaws provide for annual and regular meetings of the Board that do not require separate notice.

Quorum. The amended Bylaws provide that directors present at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough directors to leave fewer than would be required to establish a quorum.

Voting. The amended Bylaws provide that a majority of directors constitutes a quorum and clarify that, if enough directors have withdrawn from a duly constituted meeting to leave fewer than required to establish a quorum but the meeting is not adjourned, the action of the majority of the number of directors necessary to constitute a quorum at the meeting is the action of the Board, unless the concurrence of a greater proportion is required for such action by applicable law, the charter or another provision of the Bylaws.

Loss of Deposits. The amended Bylaws confirm that no director will be liable for losses associated with the failure of a lending institution which holds money for the Corporation.

Surety Bonds. The amended Bylaws provide that unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.

Reliance. The amended Bylaws provide the circumstances under which a director can rely on any information, opinion, report or statement of another in the performance of his or her duties.

Ratification. The amended Bylaws clarify that, in general, the Board or stockholders may ratify prior actions of the Corporation or its officers to the extent that the Board or the stockholders could have originally authorized the matter.

Certain Rights of Directors. The amended Bylaws provide that a director who is not also an officer of the Corporation shall have no responsibility to devote his or her full time to the affairs of the Corporation.

Emergency Provisions. The amended Bylaws provide for procedural flexibility in the event of an emergency.

ARTICLE IV. COMMITTEES.

Number, Tenure and Qualifications. The amended Bylaws provide that committees must be majority independent.

Powers. The amended Bylaws provide that a committee may delegate its powers to a subcommittee.

Meetings. The amended Bylaws provide that (a) in the absence of any member of any committee at a meeting, the members present, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member and (b) each committee shall keep minutes of its proceedings.

ARTICLE V. OFFICERS.

Chief Executive Officer. The amended Bylaws provide that the Board may designate a chief executive officer and specifies some of the duties of the chief executive officer.

Chief Operating Officer. The amended Bylaws provide that the Board may designate a chief operating officer and may determine the duties of that office.

Chief Financial Officer. The amended Bylaws provide that the Board may designate a chief financial officer and may determine the duties of that office.

President. The amended Bylaws provide that the Board may designate a president and specifies the duties of the president.

Vice Presidents. The amended Bylaws provide that the Board may designate one or more vice presidents and specifies the duties of any vice presidents.

Secretary. The amended Bylaws provide that the Board may designate a secretary and specifies the duties of the secretary.

Treasurer. The amended Bylaws provide that the Board may designate a treasurer and specifies the duties of the treasurer.

Assistant Secretaries and Assistant Treasurers. The amended Bylaws provide that the Board may designate one or more assistant secretaries or treasurers and specifies the duties of those offices.

ARTICLE VII. STOCK.

Certificates. The amended Bylaws clarify that a stockholder is not entitled to a stock certificate except as otherwise provided by the Board.

Transfers. The amended Bylaws provide that the Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof, consistent with the laws of the State of Maryland.

Fixing of a Record Date. The amended Bylaws clarify that, in accordance with recent revisions to Maryland law, a meeting of stockholders may be adjourned or postponed to a date not more than 120 days after the original record date, without the need to set a new record date.

Fractional Stock; Issuance of Units. The amended Bylaws provide that the Board may authorize the Corporation to issue fractional stock or authorize the issuance of scrip.

ARTICLE VIII. ACCOUNTING YEAR. The amended Bylaws fix the fiscal year of the Corporation as ending on December 31 of each year.

ARTICLE X. INVESTMENT POLICY. The amended Bylaws provide that, subject to the provisions of the Corporation’s charter, the Board may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.

ARTICLE XII. INDEMNIFICATION AND ADVANCE OF EXPENSES. The amended Bylaws increase the scope this article to include United Realty Advisors LP, the Corporation’s advisor, and its affiliates.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Bylaws of United Realty Trust Incorporated, as amended and restated as of April 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED REALTY TRUST INCORPORATED

Date: May 6, 2015	By:	/s/ Jacob Frydman
		Name:	Jacob Frydman
		Title:	Chief Executive Officer, Secretary and Chairman of the Board of Directors